UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2019

Ensco Rowan plc
(Exact name of registrant as specified in its charter)

England and Wales (State or Other Jurisdiction of Incorporation or Organization)	1-8097 (Commission File Number)	98-0635229 (I.R.S. Employer Identification Number)

6 Chesterfield Gardens London, England W1J5BQ (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, U.S. $0.40 par value	ESV	New York Stock Exchange
4.70% Senior Notes due 2021	ESV/21	New York Stock Exchange
4.50% Senior Notes due 2024	ESV24	New York Stock Exchange
8.00% Senior Notes due 2024	ESV24A	New York Stock Exchange
5.20% Senior Notes due 2025	ESV25A	New York Stock Exchange
7.75% Senior Notes due 2026	ESV26	New York Stock Exchange
5.75% Senior Notes due 2044	ESV44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
As reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Ensco Rowan plc (the “Company”) on April 11, 2019, the Company completed its combination with Rowan Companies plc (“Rowan”) on such date, whereby the Company acquired the entire issued share capital of Rowan (the “Transaction”). The Company is filing this Current Report on Form 8-K to provide (i) the March 31, 2019 quarterly financial statements for Rowan, as the Transaction was completed prior to the date that Rowan would have been required to file its March 31, 2019 financial statements on Form 10-Q, and the accompanying notes thereto, as set forth in Exhibit 99.1 to this report, including the required eXtensible Business Reporting Language (“XBRL”) exhibits, and (ii) the unaudited pro forma financial statements of the Company as of and for the three months ended March 31, 2019 and the accompanying notes thereto, as set forth in Exhibit 99.2 to this report and presented in accordance with Article 11 of Regulation S-X.
The financial statements included as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K are incorporated in this Item 8.01 by reference and should be read in conjunction with Rowan’s Annual Report on Form 10-K filed on February 27, 2019, the Company’s Annual Report on Form 10-K filed on February 28, 2019 and Quarterly Report on Form 10-Q filed on May 2, 2019, and any additional Current Reports filed by Rowan or the Company with the SEC on or after the filing of its respective Form 10-K.

Item 9.01	Financial Statements and Exhibits.
 (a)    Exhibits

Exhibit Number	Exhibit Description
99.1	Financial Statements for Rowan as of and for the three months ended March 31, 2019.
99.2	Unaudited Pro Forma Financial Statements for the Company as of and for the three months ended March 31, 2019.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2019	Ensco Rowan plc

	By:	/s/ Tommy E. Darby
Tommy E. Darby
Vice President and Controller